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EXHIBIT 99.2

CERTIFICATION OF CHIEF FINANCIAL OFFICER
PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

        I, Stephen K. Workman, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report of Finisar Corporation (the "Company") on Form 10-Q for the quarter ended January 31, 2003 (the "Report") fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: March 12, 2003	/s/ STEPHEN K. WORKMAN Stephen K. Workman Senior Vice President, Finance and Chief Financial Officer

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  EXHIBIT 99.2
CERTIFICATION OF CHIEF FINANCIAL OFFICER PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002